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                                                                   Exhibit 99.6

                         [FORM OF FACE OF CERTIFICATE]

                                 METLIFE, INC.

                         Incorporated under the laws of
                             the State of Delaware


NUMBER                  FLOATING RATE NON-CUMULATIVE     ______________ SHARES
CUSIP  59156R504         PREFERRED STOCK, SERIES A

                      THIS CERTIFICATE IS TRANSFERRABLE IN
                                  NEW YORK, NY


This is to certify that ___________________________

is the registered owner of ________________ shares of fully paid and non-assessable shares of Floating Rate Non-Cumulative Preferred Stock, Series A, $0.01 par value and a liquidation preference of $25.00 per share of MetLife, Inc., a Delaware corporation (the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.


     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated: ____________


                                           METLIFE, INC.


                                           By:  ____________________________
                                                Name:
                                                Title:


                                           By:  ____________________________
                                                Name:
                                                Title:


                        [IMPRESSION OF CORPORATION SEAL]

Countersigned and registered

     Mellon Investor Services LLC, as Transfer Agent and Registrar



     By:  ____________________________
                  Authorized Officer





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                        [FORM OF REVERSE OF CERTIFICATE]

                                  METLIFE, INC.


         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be addressed to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -                      as tenants in common
TEN ENT -                      as tenants by the entireties
JT TEN -                       as joint tenants with rights of survivorship and
                               not as tenants in common

UNIF GIFT MIN ACT -
                                    Custodian

                        (Cust)                    (Minor)

                        under Uniform Gift to Minors Act

                                     (State)


Additional abbreviations may also be used though not in the above list.


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For Value Received, the undersigned hereby sells, assigns and transfers unto

                     (PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE)


                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                         INCLUDING ZIP CODE OF ASSIGNEE)


                           ___________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:  ________________

NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:  ____________________________________


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934.